Exhibit 99.1

NYSE American: CTO 2nd QUARTER 2019 INVESTOR PRESENTATION FOCUSED ON GROWTH CARPENTER HOTEL, AUSTIN, TX 93 ROOMS HOBBY LOBBY, WINSON SALEM, NC 55,000 SF FAMILY DOLLAR, LYNN, MA 9,228 SF WALGREENS, BIRMINGHAM, AL 14,516 SF WALGREENS, ALBANY, GA 14,770 SF 24 HOUR FITNESS, FALLS CHURCH, VA 46,000 SF

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the following: closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof; the estimate of the cost of completing improvements affiliated with certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains;, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions; the risks associated with development activities including potential tax ramifications; the ability to execute share repurchase transactions; the completion of 1031 transactions; the ability for the Company to convert to a real estate investment trust; the costs of improvements for the Golf Operations assets; the ability to achieve certain leasing activity including the timing and terms thereof; the Company’s determination to pay future dividends; as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (J) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 55

CTO SNAPSHOT CONSOLIDATED TOMOKA As of July 15, 2019 (unless otherwise noted) Portfolio Quality Organic Capital Source Discount to NAV 3 INCOME PROPERTIES 51 15 2.3mm $33.2mm STATES SQUARE FEET ANNUALIZED NOI (C) TOTAL ACRES REMAINING 5,300+ 3,000 $175.0mm ACRES UNDER CONTRACT (A) TOTAL ESTIMATED VALUE (1) EQUITY MARKET CAP $297mm $263mm $586mm NET DEBT (AT FACE VALUE) TOTAL ENTERPRISE VALUE Q2 2019 EARNINGS PER SHARE $2.14 $40.09 45% Q2 2019 BOOK VALUE PER SHARE DEBT/TEV INCOME PROPERTIES LAND HOLDINGS TOTAL ENTERPRISE VALUE (TEV) FINANCIAL METRICS Total estimated value for all 5,300 acres based on NAV worksheet (Undiscounted Spot Value) on Slide #8 SHARES OUTSTANDING 4,926,397 FIDELITY, ALBUQUERQUE, NM 210,067 SF WELLS FARGO, RALEIGH, NC 450,393 SF ASPEN DEVELOPMENT, ASPEN, CO 19,596 SF 24 HOUR, FALLS CHURCH, VA 46,000 SF

Q2 2019+ HIGHLIGHTS CONSOLIDATED TOMOKA Continuing to Execute Our Strategy 4 MONETIZING LAND HARVEST MULTI-TENANT REDEPLOY PROCEEDS INTO SINGLE-TENANT RETAIL TOTAL SALES PRICE: $7.5mm (64.3 acres) PRICE PER ACRE: $117,000 GAIN: $2.9mm ($0.44/share, net of tax) TOTAL SALES PRICE: $55.3mm GAIN: $11.8mm ($1.78/share, net of tax) WGTD. AVG. EXIT CAP RATE: 6.7% SHARE BUYBACK RETURNING CAPITAL TO SHAREHOLDERS INVESTED CAPITAL: $27.0mm (461,769 total shares) % of CTO Shares O/S: 9.13% AVG. PRICE/SHARE: $58.41 INVESTING IN INCOME AGGREGATE PRICE: $75.4mm (≈258,000 Square Feet) WGTD. AVG. CAP RATE: 6.34% AGGREGATE NOI: ≈$4.8mm AGGREGATE PRICE: $16.25mm WGTD. AVG. INT RATE: 11.75% (≈$1.9mm Annual Interest) REMAINING TERM: 0.9 Yrs. Income Properties Loans Q2 Results + Through July 15, 2019

’14 – ’18 CAGR 29% ’14 – ’18 CAGR 52% ’14 – ’18 CAGR 50% ’14 – ’18 CAGR 16% ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2013 –2018, YTD as of Q2 for 2019 ($000’s) Consistent Growth in Key Metrics (1) Basic Earnings per Share including from discontinued operations (2) Annual Results as of December 31 and 2019 as of 6/30/19 (3) Prior periods adjusted to reflect reclassification of Golf Operations as a discontinued operation 5 Total Revenues (3) Operating Income (3) Book Value Per Share Earnings Per Share (1) (2) $30,932 $37,755 $65,885 $86,317 $86,689 $32,198 $- $20,000 $40,000 $60,000 $80,000 $100,000 2014 2015 2016 2017 2018 Q2 2019 $11,947 $20,882 $37,982 $39,256 $63,493 $29,165 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2014 2015 2016 2017 2018 Q2 2019 $21.83 $22.81 $25.97 $32.98 $38.95 $40.09 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2014 2015 2016 2017 2018 Q2 2019 $0.00 $2.00 $4.00 $6.00 $8.00 2014 2015 2016 2017 2018 Q2 2019 $1.11 $1.44 $2.86 $7.53 $6.76 $3.32

CTO SNAPSHOT CONSOLIDATED TOMOKA A Lot More Income than Land Percentages based on values derived on NAV worksheet on Slide #8 51 Properties 2.3 million Sq. Ft. Retail and Office NOI $33.2 million (C) Subsurface Interests >450,000 Acres 5,300 Total Acres 3,014 Acres (57%)(A) Under Contract for $82.2 million(A) Avg. Price of $27k/acre % of Total Value of Asset Components (1) As of July 15, 2019 (unless otherwise noted) 6 Income Land Other Components of CTO’s Value Loans 2 Loans - $16.3mm Principal 11.75% Wgtd. Avg. Rate 72% 2% 1% 25%

DIVERSIFIED CTO SHAREHOLDER BASE CONSOLIDATED TOMOKA No Shareholder Owns > 7% of CTO’s Outstanding Shares As of June 30, 2019 7 BlackRock Fund Advisors 6.7% Dimensional Fund Advisors LP 5.9% The Vanguard Group, Inc. 4.6% Fidelity Management & Research Co. 1.8% Carlson Capital LP 3.3% Intrepid Capital Management, Inc. 1.7% SSgA Funds Management, Inc. 1.5% Northern Trust Investments, Inc. 1.5% Grace & White, Inc. 1.0% 1.3% 0.8% Brown Advisory Inc. 1.7% Russell Investment Management LLC 0.9% Bridgeway Capital Management Inc. 0.8% Geode Capital Management, Inc. Wells Fargo Clearing Services LLC WINTERGREEN ADVISERS SOLD ITS ENTIRE POSITION IN APRIL 2019 Source: Bloomberg

NAV WORKSHEET [A][F]

As of July 15, 2019 (unless otherwise noted)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre [A]		Value Range	
Income Properties @ 6.5% Cap Rate [F]	Cap Rate on NOI [1]						$ 511,400,000
Land Pipeline (Under Contract)	Pipeline Amount [2][A]	3,014	57%				$ 82,200,000
Commercial Loan Investments	Book Value						$ 16,300,000
Subsurface Interests	Estimated Value [A]						$ 15,000,000
Downtown Daytona Beach Land	Book Value [3]						$ 5,300,000
Golf + Mitigation /Impact Fee Credits & Other Assets	Book Value [3]						$ 4,300,000
Cash + 1031 Restricted Cash	Pro Forma						$ 25,500,000
Total Value of Assets included in NAV							**$ 660,000,000**
Less: Debt and Other Liabilities							
Debt [E]	Pro Forma						$ (289,100,000)
Other Liabilities **(Excluding Def. Tax Liability)** [4]	Book Value [3]						$ (15,600,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 355,300,000**	**$ 355,300,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Mixed Use Parcel	Estimated Value	203		$ 175,000	$ 225,000	$ 35,500,000	$ 45,700,000
Industrial Parcel	Estimated Value	850		$ 20,000	$ 40,000	$ 17,000,000	$ 34,000,000
E. of Williamson btwn LPGA & Strickland	Estimated Value	155		$ 70,000	$ 95,000	$ 10,900,000	$ 14,700,000
Hand Ave. and Williamson Blvd.	Estimated Value	13		$ 175,000	$ 225,000	$ 2,300,000	$ 2,900,000
Clyde Morris & Rifle Range Road	Estimated Value	58		$ 40,000	$ 60,000	$ 2,300,000	$ 3,500,000
Range of Value Estimates - Notable Available Land Parcels		1,279	24%			**$ 68,000,000**	**$ 100,800,000**
Subtotal of NAV Components						**$ 423,300,000**	**$ 456,100,000**
Other Land Holdings		1,007	19%	$ 8,000	$ 10,000	$ 8,100,000	$ 10,100,000
Total Land Holdings		5,300					
Net Value of NAV Components						**$ 431,400,000**	**$ 466,200,000**
Current Equity Market Cap @ July 15, 2019						**$ 297,505,115**	**$ 297,505,115**
NAV Worksheet Value in Excess of Current Equity Market Cap						$ 133,894,885	$ 168,694,885

(1) Cap Rate on NOI [C]
(2) Contract amounts As of July 15, 2019
(3) As of June 30, 2019
(4) Reflects repurchase of 320,741 shares from CTO's largest shareholder on 4/10/19
(5) Excludes intangible lease liabilities

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA 8

IMPLIED VALUE OF LAND CONSOLIDATED TOMOKA Our Current Stock Price Implies Heavily Discounted Value for Land 9 As of July 15, 2019 (unless otherwise noted) Cap Rate Sensitivity Applied to Income Property NOI 6.0% 6.5% 7.0% Equity Market Cap $ 297,505,115 $ 297,505,115 $ 297,505,115 Debt $ 289,100,000 $ 289,100,000 $ 289,100,000 Total Enterprise Value (TEV) $ 586,605,115 $ 586,605,115 $ 586,605,115 Less: Income Properties (Value @ % cap rate on NOI) $ (554,049,783) $ (511,430,569) $ (474,899,814) Less: Commercial Loan Investments $ (16,300,000) $ (16,300,000) $ (16,300,000) Less: Estimated Value for Subsurface Interests $ (15,000,000) $ (15,000,000) $ (15,000,000) Less: Cash & 1031 Restricted Cash $ (25,500,000) $ (25,500,000) $ (25,500,000) Less: Value of Impact Fees & Mitigation Credits, Golf, and Other Assets (1) $ (9,600,000) $ (9,600,000) $ (9,600,000) Net TEV Attributable to Land $ (33,844,669) $ 8,774,546 $ 45,305,301 Total Acres of Land Remaining (approximately) 5,300 5,300 5,300 Net TEV per Acre Attributable to Total Land Acres $ (6,386) $ 1,656 $ 8,548 Estimated Value of Land Holdings (2) $ 175,000,000 $ 175,000,000 $ 175,000,000 As of June 30, 2019 Per estimate of Undiscounted Spot Value on Slide #8

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales: 2013 –2018, YTD Q2 2019 & Pipeline(A) as of 7/15/19 10 (2) (1) (1) ACRES 11.7 99.6 114.0 707.6 1,700.9 2,697.3 Total Pipeline(A) : ≈3,014 Acres Proceeds ≈$82.2mm (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, $1.5mm and $1.6mm for 2015, 2016, 2017, and 2018, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture (1) $58,590 $69,400 2013 – 2018 and YTD Q2 2019 Total Sales  $165.3mm Acres Sold  5,420 74.2 Closed in 2019 Remaining 2019 Guidance (A) $2,990 $8,807 $23,946 $13,902 $47,011 $59,019 $10,810 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2013 2014 2015 2016 2017 2018 2019

MOMENTUM MONETIZING LAND (A) CONSOLIDATED TOMOKA Extensive Visibility to Value of Our Land 11 45 Closed Transactions Since 2012 As of July 15, 2019 Closed Transaction Under Contract (A) Acres Sales Price Average Price/Acre East of I-95 795 135,820 $ 170.9 $ West of I-95 7,641 111,712 $ 14.6 $ Total 8,436 247,532 $ 29.3 $ Acres Sales Price Average Price/Acre Residential 5,279 110,912 $ 21.0 $ Commercial 665 121,320 $ 182.4 $ Mitigation Bank 2,492 15,300 $ 6.1 $ Total 8,436 247,532 $ 29.3 $

PIPELINE OF POTENTIAL LAND SALES(A) As of July 15, 2019 SF –Single Family; AR –Age Restricted, MF – Multi-Family MOB – Medical Office Bldg. Substantial Pipeline of Organic Capital for Growth to Income CONSOLIDATED TOMOKA 12 9 DIFFERENT BUYERS 57% of Remaining Land Contract/Parcel Acres Contract Amount (rounded) Price per Acre (rounded) Timing Residential (SF) 1,599 $27,000 $17,000 19 - ‘20 ICI Homes (SF) 1,016 $21,450 $21,000 ‘19 Commercial/MOB 32 $8,089 $253,000 ‘19 - ‘20 Residential (MF)/Retail 38 $6,350 $167,000 Q4 ’19 Unicorp 31 $4,600 $148,000 ‘19 - ‘20 Commercial/Retail 12 $4,500 $375,000 ‘19 - ‘20 Residential (MF) 23 $4,000 $174,000 ‘19 - ‘20 Residential (SF) 98 $2,600 $27,000 ‘19 - ‘20 Residential (MF)/Retail 19 $2,000 $105,000 ‘20 ICI (SF) – Option Parcel 146 $1,650 $11,000 ‘19 Totals/Average 3,014 $82,239 $27,000 9 2 3 4 5 6 7 8 1 10 1 2 3 7 8 5 6 4 9 10 Total Acreage East of I- 95  800 Acres Total Acreage West of I-95  4,500 Acres

INCOME PROPERTY INVESTMENTS Converting into Income ($000’s) Total Acquisitions for 2011 – 2018, YTD 2019 and Est. for Remainder of 2019 (J) Diversified Markets Higher Quality Properties Net of master tenant purchase contribution of $1.5 million for acquisition of income property in Aspen, CO in Q1 2018 Includes the investment of approximately $4.7 million for the acquisition of properties in downtown Daytona Beach, Florida in opportunity zone 13 2011 – 2018 Total Income Property Acquisitions  $470.0mm (J) As of July 15, 2019 (1)(2) $75,400 $110,000 $34,600 Closed in 2019 Remaining 2019 Guidance (A) $39,272 $42,166 $81,734 $91,475 $79,800 $109,800 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 2017 2018 YTD 2019

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA Long Term Lease Strong Retail Corridor 14 Single Tenant Retail 7.6 Acres 11 year Lease Term Rent Escalations every 5 yrs. Year Built 2015 Investment basis $147/SF Acquisition Cap Rate 6.30% Investment $8.1 Million 11 Year NNN Lease 55,000 Square Feet Acquired May 2019 Winston Salem, NC

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA Strong Demographics Infill Location 15 Single Tenant Retail 3.09 Acres 8+ year Lease Term Rent Escalations every 5 yrs. Renovated 2012 6 miles from the Pentagon FAR estimated at 3.0x – ability to develop 400k sf of density and approved for multiple residential and commercial uses Acquisition Cap Rate 6.53% Investment $21.3 Million 8+Year NNN Lease 46,000 Square Feet Acquired May 2019 Falls Church, VA

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA Hard Corner High Visibility Location 16 Single Tenant Retail 2.05 Acres 9+ year Lease Term Built in 2003 Investment Grade Tenant Acquisition Cap Rate 6.62% Investment $5.5 Million 9+ Year NNN Lease 14,516 Square Feet Acquired June 2019 Birmingham, AL

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA Dense Infill Location Strong Demographics 17 Single Tenant Retail 0.67 Acres 4.8 year Lease Term Built in 2014 Rent Escalation at Renewal Acquisition Cap Rate 7.44% Investment $2.1 Million ≈5 Year NNN Lease 9,228 Square Feet Acquired June 2019 Lynn, MA

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA Hard Corner High Visibility Location 18 Single Tenant Retail 3.55 Acres 13.6 year Lease Term Built in 2008 Investment Grade Tenant Walgreens acquired nearby Rite-Aid location and closed in favor of this property Acquisition Cap Rate 7.10% Investment $3.6 Million ≈14 Year NNN Lease 14,770 Square Feet Acquired June 2019 Albany, GA

SINGLE-TENANT GROUND LEASE INVESTMENT CONSOLIDATED TOMOKA High Growth Market Strong Demographics 19 Single Tenant Ground Lease 93 Rooms 5.28 Acres 99 year Lease Term Annual Rent Escalations Percentage Rent based on NOI hurdle Built in 1949/2018 Discount to replacement cost Acquisition Cap Rate 5.75% Investment $16.3 Million 99 Year Ground Lease Boutique Hotel Acquired July 2019 Austin, TX

SINGLE-TENANT OFFICE INVESTMENT CONSOLIDATED TOMOKA Major MSA Strong Demographics 20 Single Tenant Office 2.98 Acres 9.9 year Lease Term Annual Rent Escalations Built in 1984, renovated 2001/2018 Subsidiary of One of Largest Defense Contractors globally $17 million Renovation in 2018 Close proximity to future Metro Station and Brookfield Development Acquisition Cap Rate 6.28% Investment $18.6 Million 9+Year NNN Lease 64,319 Square Feet Acquired July 2019 Reston, VA

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Sales Price $24.6 million MULTI-TENANT PROPERTY Sales Price/Sq. Ft.: $415 Harvesting Value Redeploying Capital 21 Monetize Multi-Tenant Property – Redeploy Proceeds into Single-Tenant Retail Jacksonville, FL CAP RATE: 5.98% Purchase Price: $32.3 million 8 SINGLE-TENANT RETAIL GROUND LEASES CAP RATE: 5.15% Acquired: October 2018 Sold: February 2019 Unlevered IRR 10.9% St. Johns Town Center Gain ≈$6.9mm Sarasota, FL

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Sales Price: $18.3 million Winter Park, FL MULTI-TENANT PROPERTY Harvesting Value Redeploying Capital 22 Monetize Multi-Tenant Property – Redeploy Proceeds into Single-Tenant Retail Falls Church, VA CAP RATE: 6.53% Purchase Price: $21.3 million SINGLE-TENANT RETAIL PROPERTY CAP RATE: 6.72% Acquired: May 2019 Sold: May 2019 Unlevered IRR 8.6% Gain ≈$2.8mm

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Sales Price: $37.0 million Santa Clara, CA MULTI-TENANT PROPERTY Harvesting Value Redeploying Capital 23 Monetize Multi-Tenant Property – Redeploy Proceeds into Single-Tenant Retail and Office CAP RATE: 6.28% Aggregate Purchase Price: $34.9 million 1 SINGLE-TENANT (HOTEL) PROPERTY CAP RATE: 6.62% Acquired: July 2019 Sold: June 2019 and 1 SINGLE-TENANT OFFICE PROPERTY Purchase Price: $16.3mm Austin, TX Purchase Price: $18.6mm Reston, VA CAP RATE: 5.75% Gain ≈$9.0mm

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Stronger Markets Stronger Credits 24 (% = as a % of Total NOI) As of July 15, 2019 Total Square Feet (2) Investment Grade Tenants (H) ≈2.3 13% States 15 Total Properties Annualized NOI (1) (C) 51 $33.2 Single Tenants >10% of NOI (C) 2 Geographic Diversity (1) $ in millions (2) Square feet in millions Florida 26% North Carolina 15% Texas 11% New Mexico 10% Oregon 10% Virginia 9% Georgia 5% Colorado 4% Arizona 3% All Other States 7%

PORTFOLIO HIGHLIGHTS As of July 15, 2019 CONSOLIDATED TOMOKA >80% of Portfolio is Single-Tenant 25 Portfolio Mix Annual NOI (C) ≈$33.2mm Wgtd. Avg. Lease Term 11.3 yrs. (1) 15 States Square Feet ≈2.3mm High Quality & Diversified Portfolio (% = as a % of Total NOI) (1) Weighted average for Single-Tenant portfolio only is 12.1 years 43% 54% 3% Office Retail Hotel 85% 15% Single-Tenant Multi-Tenant

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Which Would You Rather Own? 26 BBB 3.4% BBB- 3.2% BBB 3.0% BBB 2.6% B- 5.4% 8.9 45% 63%/37%/0% Premium 0% Stock Price vs NAV(1)(4) Avg. Lease Term (1)(4) Leverage Level (1) (4) Retail/Office/Other (4) 14.0 30% 83%/17%/0% Premium 33% B+ 2.4% NR 1.7% NR 1.6% NR 2.7% 10.2 28% 100%/0%/0% Premium 28% BBB 5.9% AA 3.6% BBB 4.6% NR 3.4% A+ 3.3% 12.1 45% 54%/43%/3% Discount -31% BB+ 5.5% NR 4.0% NR 4.2% AG Hill A 18.0% BBB 6.1% AA- 5.4% BBB 4.0% BBB 4.7% B+ 3.6% 9.2 25% 82%/16%/2% Premium 31% NR 3.9% NR 3.3% NR 3.2% B- 3.6% NR 4.5% 14.5 39% 100%/0%/0% Premium 20% AA- 5.3% B- 4.4% NR 3.9% B 3.6% B+ 4.4% 11.5 29% 100%/0%/0% Premium 25% NR 10.4% NR 2.2% CTO info as of July 15, 2019 and Discount to NAV from B Reilly FBR NAV as of July 15, 2019; CTO Avg. Lease Term is STNL properties only BLUE Letters denote S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of July 15, 2019, % of Base Rent (for ADC, VEREIT, NNN, O, EPRT), Rent + Interest for STOR - as of June 30, 2019 Source for Peers: Janney Montgomery Scott LLC and BMO as of July 8, 2019

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 27 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Avg. Household Income(1)(3) CTO info as of Q2 2019 Peer implied cap rates info from Janney Montgomery Scott LLC as of July 15, 2019 Peer Demographic Info: B. Riley FBR as of 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) Total Enterprise Value (TEV) $ 586,605,115 Less: Commercial Loan Investments $ (16,300,000) Less: Estimated Value for Subsurface Interests $ (15,000,000) Less: Cash & 1031 Restricted Cash $ (25,500,000) Less: Value of Golf, and Other Assets (1) $ (9,600,000) Less: Assumed Value of Land Holdings (low end of NAV) (A) $ (158,300,000) TEV Attributable to Income Property Portfolio $ 586,605,115 NOI (C) of Income Property Portfolio $ 33,200,000 Implied Cap Rate for CTO 9.2% (1) (1) 84,575 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR $88,640 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR 9.2% 6.1% 4.9% 4.5% 5.3% 6.9% 5.9% 0.0% 5.0% 10.0% CTO EPRT O ADC NNN VER STOR

OPPORTUNITY TO BE NOTICED CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 28 2% CTO 31% O 28% VER 52% EPRT 27% STOR 26% NNN 24% ADC

COMMERCIAL LOAN INVESTMENTS CONSOLIDATED TOMOKA As of July 15, 2019 Short Duration High Risk Adjusted Yields High Growth Markets 29 $8.0mm Loan Type: First Mortgage Loan - Secured Security: 72 +/- acre land parcel Location: Orlando, FL Rate: 12% Fixed Fees (Origination/Exit): 2.0%/0.50% Maturity: June 2020 Max Maturity: June 2022 $8.25mm Loan Type: Leasehold First Mortgage Loan - Secured Security: 93-key Boutique Hotel Location: Austin, TX Rate: 11.5% Fixed Fees (Origination/Exit): 1.0%/0.75% Maturity: July 2020 Max Maturity: July 2020

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA Net Debt to TEV ≈ 45% Fixed Rate Debt ≈ 45% Unsecured Debt ≈ 81% Weighted Average Rate = 3.97% Average Duration 4.1 years As of July 15, 2019 (unless otherwise noted) Debt Schedule (E) ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $200 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-195 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization beginning during Q2 2018 Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $159.85 3.78% 3.9 Convertible Notes (2) $75.00 4.50% 0.7 CMBS Loan (4) $30.00 4.33% 15.3 Mortgage Loan (5) $24.17 3.17% 1.8 Totals/Average $289.02 3.97% 4.1 Liquidity & Flexibility Attractive Rates Largely Unsecured 30

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Annual Investments From 2013 Through 2018, and YTD as of 7/15/19 Consistent Approach Accretive to NAV 31 Share Buybacks(B)(D) Includes repurchase of 320,741 shares on 4/10/19 from CTO’s largest shareholder, which was completed outside of the $10 million buyback program approved in January 2019 Shares Purchased $ Repurchased ($ in millions) % of CTO Shares outstanding 0.00% 0.44% 2.05% 2.60% 2.32% 2.89% (1) 9.13% Aggregate Invested in Buyback $63 million Aggregate Shares 1,147,734 Aggregate Avg. Price/Share $55.28 % of Shares Outstanding Repurchased Since 2013 ≈20% $ - $0.9 $6.5 $7.4 $7.2 $9.8 $31.1 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 $- $10.0 $20.0 $30.0 $40.0 2013 2014 2015 2016 2017 2018 2019

RETURNING CAPITAL to SHAREHOLDERS CONSOLIDATED TOMOKA 2012 Through Q3 2019 Disciplined Approach to Returning Capital 32 INCREASING DIVIDEND + PAID QUARTERLY Dividends(G) Cumulative % increase in Dividend 50% 75% 100% 200% 350% 575% Note: Based on Q3 2019 dividend of $0.11 per share approved 7.17.19 CAGR: 38% 900% $0.42 $0.22 Paid in 2019 Assumes Q4 Dividend = to Q3 (A) $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.27 $0.20 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2012 2013 2014 2015 2016 2017 2018 2019

2019 GUIDANCE CONSOLIDATED TOMOKA Monetizing Land Growing Free Cash Flow Recycling Capital 33 FY2019 Guidance YTD 2019 Actual Earnings Per Share (Basic) (1)(2) $6.75 - $7.50 $0.58 Incremental EPS (Basic) From Dispositions $2.25 - $2.75 $2.74 Acquisition of Income-Producing Assets (3) $80mm - $120mm $75.4mm Target Investment Yield (Initial Yield – Unlevered) (3) 5.75% - 7.25% 6.34% Disposition of Income Properties (3) $50mm - $100 mm $79.9mm Target Disposition Yield (3) 7.50% - 8.50% 6.19% Land Transactions (Sales Value) $50mm - $70mm $10.8mm Leverage Target (as % of Total Enterprise Value) (3)(4) < 40% of TEV 45% Reaching full year target heavily dependent upon closing of certain land transactions Incremental EPS from Dispositions not included in EPS Guidance As of July 15, 2019 Leverage as a percentage of Total Enterprise Value net of cash and 1031 restricted cash was approximately 49% as of June 30, 2019.

CONSOLIDATED TOMOKA 34 APPENDIX

✓ Lease contains rent escalations

APPENDIX As of July 15, 2019

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI	
Fidelity	N/A	Albuquerque, NM	Office	210,067	9.4	10.3%	✓
Wells Fargo	A+	Hillsboro, OR	Office	211,863	6.5	9.5%	
Wells Fargo	A+	Raleigh, NC	Office	450,393	5.2	8.3%	✓
Hilton Grand Vacations (1)	BB+	Orlando, FL	Office	133,914	7.4	5.4%	✓
24 Hour Fitness	B	Falls Church, VA	Retail	46,000	8.5	4.2%	✓
AG Hill	N/A	Aspen, CO	Retail	19,596	18.6	3.9%	✓
General Dynamic Information Technology	N/A	Reston, VA	Retail	64,319	9.9	3.5%	✓
Carpenter Hotel Ground Lease	N/A	Austin, TX	Hotel	0	99.0	2.8%	✓
Lowe's	BBB+	Katy, TX	Retail	131,644	7.5	2.8%	
LA Fitness	B+	Brandon, FL	Retail	45,000	12.8	2.6%	✓
Harris Teeter	BBB	Charlotte, NC	Retail	45,089	8.8	2.2%	✓
Landshark Bar & Grill	NR	Daytona Beach, FL	Retail	6,264	13.5	2.2%	
CVS	BBB	Dallas, TX	Retail	10,340	22.6	2.1%	✓
At Home	B+	Raleigh, NC	Retail	116,334	10.2	2.0%	✓
Reno Riverside	BB	Reno, NV	Retail	52,474	5.1	1.9%	
Container Store	NR	Phoenix, AZ	Retail	23,329	10.6	1.9%	✓
Rite Aid	B	Renton, WA	Retail	16,280	7.0	1.7%	
Hobby Lobby	N/A	Winston-Salem, NC	Retail	55,000	10.7	1.5%	✓
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	4.5	1.4%	
Jo-Ann Fabric	B	Saugus, MA	Retail	22,500	9.6	1.4%	✓
Best Buy	BBB	McDonough, GA	Retail	30,038	1.5	1.3%	
Big Lots	BBB-	Germantown, MD	Retail	25,589	4.5	1.1%	

(1) Two properties

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 35

✓ Lease contains rent escalations

APPENDIX As of July 15, 2019

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI	
Big Lots	BBB-	Glendale, AZ	Retail	34,512	3.5	1.1%	
Walgreens	BBB	Birmingham, AL	Retail	14,516	9.7	1.1%	
Walgreens	BBB	Alpharetta, GA	Retail	15,120	6.3	1.1%	
Cocina214	NR	Daytona Beach, FL	Retail	5,780	13.5	1.1%	
Chuys	N/A	Jacksonville, FL	Retail	7,950	13.1	1.1%	✓
Wawa	N/A	Jacksonville, FL	Retail	6,267	18.5	1.1%	✓
Walgreens	BBB	Clermont, FL	Retail	13,650	9.7	1.0%	
Firebirds	N/A	Jacksonville, FL	Retail	6,948	8.3	0.9%	✓
Bank of America	A+	Monterey, CA	Retail	32,692	1.4	0.9%	
Staples	B+	Sarasota, FL	Retail	18,120	2.5	0.9%	
Outback	BB	Charlottesville, VA	Retail	7,216	12.2	0.9%	✓
Walgreens	BBB	Albany, GA	Retail	14,770	13.6	0.8%	
Chase	A+	Jacksonville, FL	Retail	3,614	18.2	0.8%	✓
Outback	BB	Charlotte, NC	Retail	6,297	12.2	0.6%	✓
Outback	BB	Austin, TX	Retail	6,176	12.2	0.6%	✓
Cheddars	N/A	Jacksonville, FL	Retail	8,146	8.2	0.5%	✓
Scrubbles	N/A	Jacksonville, FL	Retail	4,512	18.3	0.5%	✓
Carrabas	BB	Austin, TX	Retail	6,528	12.2	0.5%	✓
Family Dollar	N/A	Lynn, MA	Retail	9,228	4.7	0.5%	
Moes	N/A	Jacksonville, FL	Retail	3,111	18.4	0.5%	✓
PDQ	N/A	Jacksonville, FL	Retail	3,366	8.0	0.5%	✓
Macaroni Grill	N/A	Arlington, TX	Retail	8,123	15.0	0.4%	✓
Wawa	N/A	Winter Park, FL	Retail	6,119	19.6	0.4%	✓
Wawa	NR	Daytona Beach, FL	Retail		Under Development		
Total Single Tenant				**2,005,109**	**12.1**	**91.4%**	

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 36

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 37 (C) As of July 15, 2019 (C) Lease contains rent escalations Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term NOI % of NOI 245 Riverside Ave N/A Jacksonville, FL Office 136,856 2.7 $2,089,000 6.3% Westcliff Shopping Center B Ft. Worth, TX Retail 136,185 3.4 $500,000 1.5% Fuzzy's/World of Beer NR Brandon, FL Retail 6,715 5.3 $151,000 0.5% 7-Eleven / Vacant AA- Dallas, TX Retail 4,685 5.2 $106,000 0.3% Total - Multi-Tenant 284,441 3.1 $2,846,000 8.6% Total Portfolio 2,289,596 11.3 33,244,000 100.0%

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 38 As of July 15, 2019 Albuquerque, New Mexico Asset Type Single-Tenant Office Tenant Fidelity Real Estate S&P Rating NR % of Portfolio NOI 10.3% Square Feet 210,067 Acres 25.34 Remaining Term 9.4 Year Built 2009 Purchase Date Oct 2018 Occupancy 100% Demographics 3-mile Population 3,820 3-mile Avg. HHI $54,109 3-mile Median HHI $33,589

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 39 As of July 15, 2019 Hillsboro, Oregon Asset Type Single-Tenant Office Tenant Wells Fargo Bank, N.A. S&P Rating A+ % of Portfolio NOI 9.5% Square Feet 211,863 Acres 18.92 Remaining Term 6.5 Year Built 1978/2009 Purchase Date Oct 2017 Occupancy 100% Demographics 3-mile Population 154,454 3-mile Avg. HHI $101,832 3-mile Median HHI $86,312

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 40 As of July 15, 2019 Raleigh, North Carolina Asset Type Single-Tenant Office Tenant Wells Fargo Bank, N.A. S&P Rating A+ % of Portfolio NOI 8.3% Square Feet 450,393 Acres 40.56 Remaining Term 5.2 Year Built 1996/1997 Purchase Date Nov 2015 Occupancy 100% Demographics 3-mile Population 66,925 3-mile Avg. HHI $85,716 3-mile Median HHI $65,931

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 41 As of July 15, 2019 Jacksonville, Florida Asset Type Multi-Tenant Office Tenant Raymond James Northwestern Mutual S&P Rating NR % of Portfolio NOI 6.3% Square Feet 136,856 Acres 3.40 Remaining Term 2.7 Year Built 2003 Purchase Date Jul 2015 Occupancy 95% Demographics 3-mile Population 83,987 3-mile Avg. HHI $58,787 3-mile Median HHI $43,629

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 42 As of July 15, 2019 Orlando, Florida Asset Type Single-Tenant Office Tenant Hilton Grand Vacations S&P Rating BB+ % of Portfolio NOI 5.4% Square Feet 133,914 Acres 14.84 Remaining Term 7.4 Year Built 1988/2000 Purchase Date Jan 2013 Occupancy 100% Demographics 3-mile Population 112,600 3-mile Avg. HHI $70,102 3-mile Median HHI $50,640

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 43 As of July 15, 2019 Falls Church, Virginia Asset Type Single-Tenant Retail Tenant 24-Hour Fitness S&P Rating NR % of Portfolio NOI 4.2% Square Feet 46,000 Acres 3.09 Remaining Term 8.5 Year Built 2012 Purchase Date May 2019 Occupancy 100% Demographics 3-mile Population 205,499 3-mile Avg. HHI $162,587 3-mile Median HHI $126,254

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 44 As of July 15, 2019 Aspen, Colorado Asset Type Single-Tenant Retail Tenant A.G. Hill S&P Rating NR % of Portfolio NOI 3.9% Square Feet 19,596 Acres n/a Remaining Term 18.6 Year Built 2015 Purchase Date Feb 2018 Occupancy 100% Demographics 3-mile Population 8,619 3-mile Avg. HHI $137,278 3-mile Median HHI $84,894

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 45 As of July 15, 2019 Reston, Virginia Asset Type Single-Tenant Office Tenant General Dynamics subsidiary % of Portfolio NOI 3.5% Square Feet 64,319 Acres 2.98 Remaining Term 9.9 Year Built 1984/2001/2018 Purchase Date Jul 2019 Occupancy 100% Demographics 3-mile Population 134,146 3-mile Avg. HHI $158,244 3-mile Median HHI $130,871

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 46 As of July 15, 2019 Austin, Texas Asset Type Single-Tenant Ground Lease Tenant Carpenter Hotel % of Portfolio NOI 2.8% Hotel Size 93 Rooms Acres 5.28 Remaining Term 99.0 Year Built 1949/2018 Purchase Date Jul 2019 Demographics 3-mile Population 96,694 3-mile Avg. HHI $73,403 3-mile Median HHI $58,003

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 47 As of July 15, 2019 Katy, Texas Asset Type Single-Tenant Retail Tenant Lowe’s S&P Rating BBB+ % of Portfolio NOI 2.8% Square Feet 131,644 Acres 15.48 Remaining Term 7.5 Year Built 1997 Purchase Date Apr 2014 Occupancy 100% Demographics 3-mile Population 111,404 3-mile Avg. HHI $114,158 3-mile Median HHI $90,712

APPENDIX CONSOLIDATED TOMOKA The Map 48

APPENDIX CONSOLIDATED TOMOKA > 800 Homes Sold Since Opening in Q4 2017 Active Adult Community – 3,400 Total Homes Planned Development in Progress on Land Sold by CTO 49 Commercial/Retail Development LPGA Blvd New Phases Amenities Under Construction

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 50 Estimated Projected Costs $39 million Opened Q2 2019 Tomoka Pointe

APPENDIX CONSOLIDATED TOMOKA Membership Wholesale Club Only New Development of Sam’s Club in U.S. Development in Progress on Land Sold by CTO 51 Scheduled to Open July 2019

APPENDIX CONSOLIDATED TOMOKA New Distribution Center & New HQ Office Last Mile Distribution Center for Amazon Development in Progress on Land Sold by CTO 52 Future Home of Costa Del Mar

APPENDIX CONSOLIDATED TOMOKA New Multi-Family Location 500 East: 300 Unit Multi-Family Property 53 Development in Progress on Land Sold by CTO LPGA Blvd

APPENDIX CONSOLIDATED TOMOKA Williamson Blvd. & Mason Avenue Self Storage Property 54 Development in Progress on Land Sold by CTO

END NOTES CONSOLIDATED TOMOKA 55 End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of July 15, 2019 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending June 30, 2019; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of June 30, 2019 and the Credit Facility balance as of 7/15/19. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments.

CARPENTER HOTEL, AUSTIN, TX 93 ROOMS HOBBY LOBBY, WINSON SALEM, NC 55,000 SF FAMILY DOLLAR, LYNN, MA 9,228 SF WALGREENS, BIRMINGHAM, AL 14,516 SF WALGREENS, ALBANY, GA 14,770 SF 24 HOUR FITNESS, FALLS CHURCH, VA 46,000 SF NYSE American: CTO 2nd QUARTER 2019 INVESTOR PRESENTATION FOCUSED ON GROWTH 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com. Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com